SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
             ------------------------------------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
             ------------------------------------------------------
                              NEUROGEN CORPORATION
               (Exact name of issuer as specified in its charter)
           Delaware                                         22-2845714
  (State of Incorporation)                               (I.R.S. Employer
                                                         Identification No.)
                          35 Northeast Industrial Road
                           Branford, Connecticut 06405
                                 (203) 488-8201
          (Address and telephone number of principal executive offices)

                              NEUROGEN CORPORATION
                           1993 OMNIBUS INCENTIVE PLAN
                            (Full Title of the Plan)

                             Stephen R. Davis, Esq.
          Vice President-Finance, Chief Financial Officer and Treasurer
                              Neurogen Corporation
                          35 Northeast Industrial Road
                           Branford, Connecticut 06405
                                 (203) 488-8201
            (Name, address and telephone number of agent for service)

                                   Copies to:
                         Milbank, Tweed, Hadley & McCloy LLP
                            One Chase Manhattan Plaza
                            New York, New York 10005
                                 (212) 530-5000
                      Attention: Donald B. Brant, Jr., Esq.

                         CALCULATION OF REGISTRATION FEE

--------------------- ------------------------ ------------------------- ------------------------ --------------------
Title of Securities   Amount to be Registered      Proposed Maximum         Proposed Maximum           Amount of
  to be Registered                             Offering Price Per Share  Aggregate Offering Price     Registration Fee
--------------------- ------------------------ ------------------------- ------------------------ --------------------
 Common Stock (par       1,500,000 shares               $12.11                   $18,170,235*          $5,051.38
  value $.025 per
       share)
--------------------- ------------------------ ------------------------- ------------------------ --------------------

     * The proposed maximum aggregate offering price listed above has been determined pursuant to Rule 457(h) under the Securities Act of 1933, as amended, and represents (i) the aggregate exercise price of all options to aquire any of the above registered shares granted under the Plan as of the Effective Date of this registration, plus (ii) the product of the remaining shares registered hereunder available for future grant under the Plan multiplied by a per share price of $11.75, the average price of Neurogen Corporation Common Stock on the NASDAQ NMS on March 23, 1999.

                                  PART I

Item 1.  Required Statement

     This  Registration   Statement  relates  to  and  registers  an  additional
1,500,000 shares of Common Stock, $0.025 par value per share, of NEUROGEN CORPORATION (the "Registrant" or the "Company") for issuance under the Neurogen Corporation 1993 Omnibus Incentive Plan (the "Plan"). Pursuant to Form S-8 General Instruction E, the information contained in the Registrant's registration on Form S-8, Registration No. 33-81268, as filed with the Securities and Exchange Commission on July 7, 1994, is currently effective and is hereby incorporated herein by reference thereto. The securities registered hereunder are the same class as the securities previously registered under Registration Statement No. 33-81268.

Item 2.  Exhibits.

                  See Exhibit Index on page 6.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Branford and the State of Connecticut, on March 29, 1999.

                                     NEUROGEN CORPORATION

                                     By:  /s/ Harry H. Penner, Jr.
                                          _________________________
                                          Harry H. Penner, Jr.
                                          President and Chief Executive Officer

                                SIGNATURES

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement or amendment thereto has been signed below by the following persons in the capacities and on the date indicated below.

         SIGNATURE               TITLE                                 DATE

/s/Harry H. Penner, Jr.  Chief Executive Officer, President      March 29, 1999
______________________   and Director (Principal
 Harry H. Penner, Jr.    Executive Officer)

          *              Chairman of the Board                   March 29, 1999
______________________   and Director
Frank C. Carlucci

          *              Executive Vice-President,               March 29, 1999
______________________   Scientific Director and
John F. Tallman, Ph.D.   Director


/s/Stephen R. Davis      Vice President-Finance,                 March 29, 1999
______________________   Chief Financial Officer,
Stephen R. Davis         Treasurer and Director (Principal
                         Financial and Accounting Officer)

          *
______________________            Director                       March 29, 1999
Suzanne H. Woolsey, Ph.D.

          *
______________________            Director                       March 29, 1999
Robert H. Roth, Ph.D.

          *
______________________            Director                       March 29, 1999
Jeffrey J. Collinson

          *
______________________            Director                       March 29, 1999
John Simon

          *
______________________            Director                       March 29, 1999
Robert M. Gardiner

          *
______________________            Director                       March 29, 1999
Mark Novitch, M.D.

          *
______________________            Director                       March 29, 1999
Robert N. Butler, M.D.

          *
______________________            Director                       March 29, 1999
Barry M. Bloom, Ph.D.


*  By: /s/Harry H. Penner, Jr.
       _______________________
       Harry H. Penner, Jr., Attorney-in-fact

                                  EXHIBIT INDEX


Exhibit No.          Description


5 Opinion of Milbank, Tweed, Hadley & McCloy LLP as to the legality of the Company's Common Stock.

23(a) Consent of Milbank, Tweed, Hadley & McCloy LLP (included in the Opinion filed as Exhibit 5 hereto).

23(b)               Consent of KPMG Peat Marwick LLP, independent auditors.

23(c)               Consent of Ernst & Young LLP, independent auditors.

24 Powers of Attorney of Frank C. Carlucci, John F. Tallman, Ph.D., Suzanne H. Woolsey, Ph.D., Robert H. Roth, Ph.D., Jeffrey J. Collinson, John Simon, Robert M. Gardiner, Mark Novitch, M.D., Robert N. Butler, M.D., and Barry Bloom, Ph.D.

                                                            Exhibits 5 and 23(a)





                                                     March 29, 1999


Neurogen Corporation
35 Northeast Industrial Road
Branford, Connecticut  06405

Dear Sirs:

     We refer to the Registration Statement on Form S-8 (the "Registration Statement") which Neurogen Corporation, a Delaware corporation (the "Company"), proposes to file with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933, as amended, an aggregate of 1,500,000 shares of Common Stock, par value $.025 per share, of the Company (the "Shares") pursuant to the Neurogen Corporation 1993 Omnibus Incentive Plan (the "Plan"). In connection with the forgoing registration, we have acted as counsel for the Company, and as such counsel, we are familiar with the corporate proceedings taken by the Company in connection with the authorization and sales of the Shares and with the provisions of the Plan, in accordance with which the sales of the Shares are to be made, in the form incorporated by reference as an exhibit to the Registration Statement.

     We have examined originals, or copies certified to our satisfaction, of such corporate records of the Company, agreements and other instruments, certificates of public officials, certificates of officers and representatives of the Company and other documents as we have deemed it necessary to require as a basis for the opinions hereinafter expressed. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity with the original documents of all documents submitted to us as copies and the authenticity of the originals of such letter documents. As to various questions of fact material to such opinions we have, when relevant facts were not independently established, relied upon certifications by officers of the Company and other appropriate persons and statements contained in the Registration Statement.


     Based upon the foregoing, and having regard to legal considerations which we deem relevant, we are of the opinion that the Shares have been duly authorized and, when certificates representing the Shares shall have been executed in facsimile by proper officers of the Company, authenticated by the transfer agent and registrar for the Shares, delivered to persons entitled thereto pursuant to the Plan in accordance with the terms thereof and paid for in cash (or other consideration acceptable under Delaware law) in an amount not less than the par value of the Shares, the Shares will have been legally and validly issued, and will be fully paid and nonassessable.

     We hereby consent to the filing of this opinion as Exhibit 5 to the Registration Statement.

                                          Very truly yours,


                                          Milbank, Tweed, Hadley & McCloy LLP

                                                                   Exhibit 23(b)




                         CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Neurogen Corporation:

     We consent to incorporation by reference in the registration statement on Form S-8 of Neurogen Corporation of our report dated February 12, 1996, relating to the statement of operations, shareholder's equity and cash flows for the year ended December 31, 1995, and all related schedules which report appears in the December 31, 1997 annual report on Form 10-K of Neurogen Corporation.


KPMG PEAT MARWICK LLP



Hartford, Connecticut
March 29, 1999

                                                                   Exhibit 23(c)




                         CONSENT OF INDEPENDENT AUDITORS




     We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the registration of 1,500,000 shares of common stock for the 1993 Omnibus Incentive Plan of Neurogen Corporation of our report dated February 13, 1998, with respect to the financial statements of Neurogen Corporation included in the Annual Report (Form 10-K) for the year ended December 31, 1997.

                                                       ERNST & YOUNG LLP



                                                       Boston, Massachusetts
                                                       March 25, 1999

                                                                      Exhibit 24



                               POWER OF ATTORNEY


     KNOW ALL YE PERSONS BY THESE PRESENCE, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr., his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a Registration Statement pursuant to the Securities Act of 1933, as amended, on Form S-8 relating to an additional 1,500,000 shares registered under the 1993 Omnibus Incentive Plan of Neurogen Corporation (the "Company"), and any and all amendments to the foregoing Registration Statement on Form S-8, which amendments may make such changes in the Registration Statement on Form S-8 as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes or substitutions, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of March, 1999.


                                             /s/Frank C. Carlucci
                                             ---------------------
                                               Frank C. Carlucci

                                                                      Exhibit 24



                               POWER OF ATTORNEY


     KNOW ALL YE PERSONS BY THESE PRESENCE, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr., his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a Registration Statement pursuant to the Securities Act of 1933, as amended, on Form S-8 relating to an additional 1,500,000 shares registered under the 1993 Omnibus Incentive Plan of Neurogen Corporation (the "Company"), and any and all amendments to the foregoing Registration Statement on Form S-8, which amendments may make such changes in the Registration Statement on Form S-8 as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes or substitutions, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of March, 1999.


                                             /s/John F. Tallman
                                             ---------------------
                                               John F. Tallman

                                                                      Exhibit 24



                               POWER OF ATTORNEY


     KNOW ALL YE PERSONS BY THESE PRESENCE, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr., his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a Registration Statement pursuant to the Securities Act of 1933, as amended, on Form S-8 relating to an additional 1,500,000 shares registered under the 1993 Omnibus Incentive Plan of Neurogen Corporation (the "Company"), and any and all amendments to the foregoing Registration Statement on Form S-8, which amendments may make such changes in the Registration Statement on Form S-8 as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes or substitutions, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of March, 1999.


                                             /s/Suzanne H. Woolsey
                                             ---------------------
                                               Suzanne H. Woolsey

                                                                      Exhibit 24



                               POWER OF ATTORNEY


     KNOW ALL YE PERSONS BY THESE PRESENCE, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr., his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a Registration Statement pursuant to the Securities Act of 1933, as amended, on Form S-8 relating to an additional 1,500,000 shares registered under the 1993 Omnibus Incentive Plan of Neurogen Corporation (the "Company"), and any and all amendments to the foregoing Registration Statement on Form S-8, which amendments may make such changes in the Registration Statement on Form S-8 as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes or substitutions, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of March, 1999.


                                             /s/Robert H. Roth
                                             ---------------------
                                               Robert H. Roth

                                                                      Exhibit 24



                               POWER OF ATTORNEY


     KNOW ALL YE PERSONS BY THESE PRESENCE, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr., his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a Registration Statement pursuant to the Securities Act of 1933, as amended, on Form S-8 relating to an additional 1,500,000 shares registered under the 1993 Omnibus Incentive Plan of Neurogen Corporation (the "Company"), and any and all amendments to the foregoing Registration Statement on Form S-8, which amendments may make such changes in the Registration Statement on Form S-8 as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes or substitutions, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of March, 1999.


                                             /s/Jeffrey J. Collinson
                                             ---------------------
                                               Jeffrey J. Collinson

                                                                      Exhibit 24



                               POWER OF ATTORNEY


     KNOW ALL YE PERSONS BY THESE PRESENCE, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr., his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a Registration Statement pursuant to the Securities Act of 1933, as amended, on Form S-8 relating to an additional 1,500,000 shares registered under the 1993 Omnibus Incentive Plan of Neurogen Corporation (the "Company"), and any and all amendments to the foregoing Registration Statement on Form S-8, which amendments may make such changes in the Registration Statement on Form S-8 as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes or substitutions, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of March, 1999.


                                             /s/John Simon
                                             ---------------------
                                               John Simon

                                                                      Exhibit 24



                               POWER OF ATTORNEY


     KNOW ALL YE PERSONS BY THESE PRESENCE, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr., his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a Registration Statement pursuant to the Securities Act of 1933, as amended, on Form S-8 relating to an additional 1,500,000 shares registered under the 1993 Omnibus Incentive Plan of Neurogen Corporation (the "Company"), and any and all amendments to the foregoing Registration Statement on Form S-8, which amendments may make such changes in the Registration Statement on Form S-8 as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes or substitutions, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of March, 1999.


                                             /s/Robert M. Gardiner
                                             ---------------------
                                               Robert M. Gardiner

                                                                      Exhibit 24



                               POWER OF ATTORNEY


     KNOW ALL YE PERSONS BY THESE PRESENCE, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr., his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a Registration Statement pursuant to the Securities Act of 1933, as amended, on Form S-8 relating to an additional 1,500,000 shares registered under the 1993 Omnibus Incentive Plan of Neurogen Corporation (the "Company"), and any and all amendments to the foregoing Registration Statement on Form S-8, which amendments may make such changes in the Registration Statement on Form S-8 as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes or substitutions, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of March, 1999.


                                             /s/Mark Novitch
                                             ---------------------
                                               Mark Novitch

                                                                      Exhibit 24



                               POWER OF ATTORNEY


     KNOW ALL YE PERSONS BY THESE PRESENCE, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr., his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a Registration Statement pursuant to the Securities Act of 1933, as amended, on Form S-8 relating to an additional 1,500,000 shares registered under the 1993 Omnibus Incentive Plan of Neurogen Corporation (the "Company"), and any and all amendments to the foregoing Registration Statement on Form S-8, which amendments may make such changes in the Registration Statement on Form S-8 as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes or substitutions, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of March, 1999.


                                             /s/Robert N. Butler
                                             ---------------------
                                               Robert N. Butler

                                                                      Exhibit 24



                               POWER OF ATTORNEY


     KNOW ALL YE PERSONS BY THESE PRESENCE, that the undersigned does hereby make, constitute and appoint Harry H. Penner, Jr., his attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to execute for him and on his behalf a Registration Statement pursuant to the Securities Act of 1933, as amended, on Form S-8 relating to an additional 1,500,000 shares registered under the 1993 Omnibus Incentive Plan of Neurogen Corporation (the "Company"), and any and all amendments to the foregoing Registration Statement on Form S-8, which amendments may make such changes in the Registration Statement on Form S-8 as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes or substitutions, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of March, 1999.


                                             /s/Barry M. Bloom
                                             ---------------------
                                               Barry M. Bloom